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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 14, 2007
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    1-11152                 23-1882087
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
    (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     The United States District Court for the District of Delaware ("District Court") has entered two Stipulated Orders staying proceedings, in a first matter of InterDigital Communications Corporation and its wholly-owned subsidiary, InterDigital Technology Corporation, (together, "InterDigital") against Samsung Electronics Co. Ltd and certain of its affiliates (collectively, "Samsung Electronics"), and in a second matter of Samsung Telecommunications America LLP and certain of its affiliates (collectively, "Samsung Telecommunications") against InterDigital and certain InterDigital affiliates. Both Stipulated Orders were agreed to by the parties.

     One of the Stipulated Orders stays InterDigital's District Court proceeding against Samsung Electronics until the United States International Trade Commission's ("ITC") determination becomes final. Specifically, InterDigital's District Court proceeding against Samsung Electronics parallels an investigation by the ITC against Samsung Electronics based upon a complaint by InterDigital alleging that Samsung Electronics has engaged in unfair trade practices by importing for sale certain 3G handsets and components that infringe four of InterDigital's patents.

     The other Stipulated Order stays Samsung Telecommunications' District Court proceeding against InterDigital until September 14, 2007. In addition, although the parties are not limited in pursuing any legal actions with regard to any existing legal proceedings between them or their affiliates, it was agreed by the parties that any new proceeding brought by InterDigital or Samsung Telecommunications against the other party on or before September 14, 2007 would automatically terminate the stay in the Samsung Telecommunications' District Court proceeding against InterDigital.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERDIGITAL COMMUNICATIONS CORPORATION


                                         By: /s/ Richard J. Brezski
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                                             Richard J. Brezski
                                             Chief Accounting Officer


Date: June 15, 2007